UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 14, 2011

(June 14, 2011)

OBSCENE JEANS CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-166064 (Commission File Number)	27-1070374 (IRS Employer Identification No.)

1522 Romallo Lane

Sarasota, Florida 34232

(Address of principal executive offices) (Zip Code)

(941) 330-7648

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Obscene Jeans Corporation (referred to in this Current Report on Form 8-K as “we” or the “Company”) desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This report contains a number of forward-looking statements that reflect management’s current views and expectations with respect to our business, strategies, future results and events and financial performance.  All statements made in this report other than statements of historical fact, including statements that address operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to future cash flows, revenues, profitability, adequacy of funds from operations, statements expressing general optimism about future operating results and non-historical information, are forward-looking statements.  In particular, the words “believe,” “expect,” “intend,” “ anticipate,” “estimate,” “may,” “will,” and variations of such words and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that a statement is not forward-looking.  These forward-looking statements are subject to certain risks and uncertainties, including those discussed below.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by the forward-looking statements contained herein.  We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below) and apply only as of the date of this report.  Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, the forward-looking statements contained herein.  Factors that could cause or contribute to such differences include, but are not limited to, communications to shareholders issued by us from time to time, which attempt to advise interested parties of the risks and factors that may affect our business.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXPLANATORY NOTE

On June 14, 2011, Obscene Jeans Corporation (“OBJE”) signed a Purchase Agreement (the “Purchase Agreement”) with Beijing Beautyfresh International Trade Company, a Chinese company registered and operated under the laws of the People’s Republic of China (“Beautyfresh”). Under the terms of the Purchase Agreement, OBJE agreed to purchase all assets of Beautyfresh for the purchase price of $25,000 cash. On June 23, 2011, OBJE filed a Form 8-K describing the transaction. This amendment of the Form 8-K filed on June 23, 2011 describes the termination of the Purchase Agreement.

The terms “the Company,” “we,” “us,” and “our” refer to OBJE. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

On June 14, 2011, Obscene Jeans Corp. (“OBJE”) signed a Purchase Agreement (the “Purchase Agreement) with Beijing Beautyfresh International Trade Company, a Chinese company registered and operated under the laws of the People’s Republic of China (“Beautyfresh”). Under the terms of the Purchase Agreement, OBJE has agreed to purchase all assets of Beautyfresh for the purchase price of $25,000 cash.

On October 14, 2011, the Company terminated the Purchase Agreement with Beautyfresh, based on the inability of the Company to obtain accurate and timely financial statements detailing the results of Beautyfresh’s operations prior to the signing of the Purchase Agreement. OBJE has also terminated the Global Strategic Profit Alliance Agreement which was signed on April 26, 2011. OBJE no longer has any affiliation with Beautyfresh.

OBJE had previously paid the full purchase price to acquire Beautyfresh. The Company does not anticipate being able to recover those funds.

Item 9.01  Financial Statements and Exhibits

a)	Not applicable

b)	Not applicable

c)	Not applicable

d)	Exhibits

No.	Exhibit
2.1	Purchase Agreement with Beijing Beautyfresh International Trade Company dated June 14, 2011 *

*  Incorporated by reference to the Form 8-K filed on June 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2011

Obscene Jeans Corporation

By:    /s/ Rachel Stark-Cappelli

Rachel Stark-Cappelli, CEO